ADVANCED SERIES TRUST

AST T. Rowe Price Natural Resources Portfolio

Supplement dated September 30, 2021 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust relating to the AST T. Rowe Price Natural Resources Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Shinwoo Kim is added as a Portfolio Manager for the Portfolio. Shawn T. Driscoll will no longer serve as a portfolio manager for the Portfolio.

To reflect this change, the Trust’s Prospectus and SAI is hereby revised as follows:

I.	All references and information pertaining to Shawn T. Driscoll are hereby removed.

II.

The table in the section of the Prospectus entitled “Summary: AST T. Rowe Price Natural Resources Portfolio – Management of the Portfolio” is hereby revised by adding the following with respect to Mr. Kim:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Shinwoo Kim	Vice President and Portfolio Manager	June 2021
AST Investment Services, Inc.

III.

The two paragraphs in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Manager – AST T. Rowe Price Natural Resources Portfolio” are hereby deleted and replaced with the following:

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Shinwoo Kim is the Investment Advisory Committee Chairman for the Portfolio.

Shinwoo Kim is the portfolio manager for the Global Natural Resources Equity Strategy, including the New Era Fund. He is the president and chairman of the fund’s Investment Advisory Committee. In addition, Shinwoo is a member of the Investment Advisory Committees of the US Large-Cap Value Equity and US Large-Cap Equity Income Strategies. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Shinwoo has been with T. Rowe Price since 2009, beginning in the U.S. Equity Division as an investment analyst covering energy. Prior to joining the firm, he served as a summer equity research analyst for MFS Investment Management, focusing on the railroad industry. He also was a senior consultant/engineer for AT&T, Inc., and a managed network operation engineer for Sprint Corp.  Shinwoo earned a dual B.S., magna cum laude, in electrical engineering and computer engineering from North Carolina State University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST T. Rowe Price Natural Resources Portfolio” is hereby revised by adding the following disclosure:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
T. Rowe Price Associates, Inc.	Shinwoo Kim	2/$7,667,273,156	4/$4,069,415,896	1/$163,450,449	None

*Information as of 6/30/2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

181SUP1